Exhibit 10.14

AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment”) is entered into as of May 16, 2003, by and among American Medical Technologies, Inc., a Delaware corporation (the “Seller”), BioLase Technology, Inc., a Delaware corporation (“Parent”), and BL Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (the “Purchaser”).

RECITALS

A. WHEREAS, the Seller, Parent and the Purchaser entered into that certain Asset Purchase Agreement, dated May 12, 2003 (the “Purchase Agreement”); and

B. WHEREAS, the Seller, Parent and the Purchaser desire to add a new Section 6.1(a)(12) to the Purchase Agreement and to amend Sections 6.1(b) of the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties to the Purchase Agreement hereby agree that the Purchase Agreement shall be amended as follows:

1. Amendment to Section 6.1(a). The parties agree that the following Section 6.1(a)(12) shall be added to the Purchase Agreement:

“(12) If (i) Parent shall determine to register any of its securities for its own account involving an underwriting, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales (the “Offering”), (ii) the registration statement related to the Offering receives no review from the SEC, and (iii) the Seller shall not have sold all of its Registrable Shares, then the Seller hereby agrees that it will not sell any Registrable Shares until the earlier of (A) the closing of the Offering and (B) ninety (90) days from the date Parent receives confirmation of no review from the SEC. Parent will (i) promptly give to the Seller written notice of the filing of a registration statement for the Offering, and (ii) include in the primary offering of such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all of the Registrable Shares that were not sold as of the date of such notice. The right of the Seller to include its Registrable Shares in the Registration Statement pursuant to this Section 6.1(a)(12) shall be conditioned upon the Seller’s participation in such underwriting and the inclusion of the Registrable Shares held by Seller in the underwriting to the extent provided herein. The Seller shall (together with Parent) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by Parent, provided that Seller will not have to enter into a lock-up agreement with the underwriter restricting Seller’s ability to sell the Registrable Shares. If the Seller does not agree to the terms of any such underwriting, the Seller shall be excluded therefrom by written notice from Parent or the underwriter. Any of the Registrable Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration and the Seller shall not be permitted to sell any of its Registrable Shares until the closing of the Offering.”

2. Amendment to Section 6.1(b). The parties agree that Section 6.1(b) shall be deleted in its entirety and replaced with the following:

“6.1(b) Covenant of the Seller. The Seller covenants that it will not sell on the open market per day more than 30,000 shares of Parent Common Stock registered on the Registration Statement; provided, however, that if the Seller’s shares of Parent Common Stock are included in the Offering pursuant to Section 6.1(a)(12) hereof, the Seller shall comply with the selling restrictions set forth in Section 6.1(a)(12) hereof. Notwithstanding the foregoing, the Seller acknowledges that it is in possession of non-public information and understands it is prohibited from selling, buying or otherwise trading in any of Parent Common Stock until such non-public information is made public.”

3. Remainder of Purchase Agreement Unchanged. Except as amended by this Amendment, the Purchase Agreement shall otherwise remain in full force and effect.

4. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California, without regard to its conflicts of laws provisions.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6. Facsimile Signatures. This Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other parties. The original signature copy shall be delivered to the other parties by mail. The failure to deliver the original signature copy and/or the non-receipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the day and year first above written.

AMERICAN MEDICAL TECHNOLOGIES, INC.,
a Delaware corporation

Signature:	/s/ ROGER W. DARTT
Roger W. Dartt
President and Chief Executive Officer

BIOLASE TECHNOLOGY, INC.,
a Delaware corporation

Signature:	/s/ JEFFREY W. JONES
Jeffrey W. Jones
President and Chief Executive Officer

BL ACQUISITION CORP.,
a Delaware corporation

Signature:	/s/ JEFFREY W. JONES
Jeffrey W. Jones
President and Chief Executive Officer